UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2013

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 1, 2013, P. H. Glatfelter Company filed a Current Report on Form 8-K to report that, pursuant to a Share Purchase Agreement dated March 13, 2013, it, together with its wholly-owned subsidiary Glatfelter Gernsbach GmbH & Co. KG, had completed the acquisition of Dresden Papier GmbH, Dresden (“Dresden”) effective April 30, 2013.

This Current Report on Form 8-K/A is being filed to provide the financial statements of Dresden and the pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited financial statements of Dresden as of and for the year ended December 31, 2012 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The required unaudited pro forma financial information as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)	Exhibits

The following exhibits are filed herewith;

23.1	Consent of PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, filed herewith.

99.1	Audited financial statements of Dresden as of and for the year ended December 31, 2012.

99.2	Unaudited pro forma financial information as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

July 16, 2013	By:	/s/ David C. Elder

		Name:	David C. Elder
		Title:	Vice President, Finance